SEPTEMBER 15, 2022
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers,” the following information is added under the Short Duration Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Short Duration Fund
Marc K. Piccuirro(10)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$17	0	$0
Other Accounts	59	$16,493	0	$0
(10)
Information is as of June 30, 2022. Effective September 15, 2022, Mr. Piccuirro became a portfolio manager to the Short Duration Fund.
(2)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Marc K. Piccuirro(4)	Short Duration Fund	None
(4)
Information is as of June 30, 2022. Effective September 15, 2022, Mr. Piccuirro became a portfolio manager to the Short Duration Fund.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.